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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report: (Date of earliest event reported):
                                   May 8, 2000

                              QUADRAMED CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-21031                52-1992861
----------------------------     -------------------    ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)       Identification Number)



          22 PELICAN WAY, SAN RAFAEL, CA                     94901
    --------------------------------------------       ------------------
      (Address of principal executive offices)             (Zip Code)

                                 (415) 482-2100
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On May 8, 2000, QuadraMed Corporation engaged Pisenti & Brinker LLP, 1318 Redwood Way, Suite 210, Petaluma, California 94954, as the principal accountants to audit QuadraMed Corporation's financial statements for the fiscal year ending December 31, 2000.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   QUADRAMED CORPORATION


                                   By:   /s/  JAMES D. DURHAM
                                         ---------------------------------------

                                   Name:  James D. Durham
                                   Title:  Chairman of the Board and Chief
                                           Executive Officer


                                   By:   /s/  JOHN V. CRACCHIOLO
                                         ---------------------------------------

                                   Name:  John V. Cracchiolo
                                   Title: President and Acting Chief Financial
                                          Officer

Date:  May 15, 2000



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